Filed Pursuant to Rule 497(e)
1933 Act File No. 033-36065
1940 Act File No. 811-06693

STATEMENT OF ADDITIONAL INFORMATION FOR	May 1, 2007

(As Supplemented and Restated November 6, 2007)

Parnassus Equity Income Fund Parnassus Fixed Income Fund Parnassus California Tax-Exempt Fund

The Parnassus Income Funds
One Market
Steuart Tower, Suite 1600
San Francisco, CA 94105
(800) 999-3505

Parnassus Income Funds (the “Trust”) is a diversified, open-end management investment company with three portfolios (each a “Fund,” and, collectively, the “Funds”): (1) the Equity Income Fund; (2) the Fixed Income Fund; and (3) the California Tax-Exempt Fund. Parnassus Investments is the Funds’ adviser (the “Adviser”). The Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust’s prospectus dated May 1, 2007, as supplemented September 10, 2007 to inform investors of the liquidation of the Parnassus California Tax-Exempt Fund. The Trust’s audited financial statements for the fiscal year ended December 31, 2006 are incorporated by reference to the Trust’s Annual Report to shareholders dated December 31, 2006. You may obtain a free copy of the prospectus or the Annual Report by calling the Funds at (800) 999-3505.

INVESTMENT OBJECTIVES AND POLICIES

        The goal of the Funds is to provide shareholders with current income by investing in securities that have a positive impact on society. The Funds’ prospectus describes the investment objective and principal strategies of each Fund.

Investment Restrictions

        The Funds have adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% of a Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security, if as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real-estate limited partnerships or other interests in real estate, although it may purchase and sell securities that are secured by real estate and securities of companies which invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although it may invest in the common stocks of companies which invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Portfolio Turnover

        The Funds did not have significant changes in turnover rates for 2006 compared to 2005.

Operating Policies

        Each of the Funds has adopted the following operating policies which may be changed by a vote of the majority of the Funds’ Trustees:

(1)	The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

(2)	No Fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be sold for legal reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4(2) of the Securities Act of 1933, as amended (“1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Foreign Securities

        As an operating policy, the Equity Income Fund may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value).

Limited Partnerships

        The Equity Income Fund may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

        Each of the Funds may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

        If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

        Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

        To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. Government securities, a Fund may invest the collateral in U.S. Government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Disclosure of Portfolio Holdings

        The Funds maintain written policies and procedures regarding the disclosure of their portfolios holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, including procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

        The Funds are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semiannual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Fund transmits its annual or semiannual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

        The Funds publish portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Monthly holdings information includes the largest 10 holdings for each Fund and may also include other related portfolio information. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone that visits the website, and is updated on or about 10 business days following the end of each month. The Funds publish their entire portfolio holdings, as well as related portfolio investment statistics and analyses, on a quarterly basis on or about 15 business days following each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

        The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Board of Trustees has determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

        The Funds’ Board of Trustees has determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.

        The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential or that such organizations not trade on such information.

Other Individuals and Organizations

        Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations request information about the Funds’ portfolio holdings before public disclosure. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not likely distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

Other Policies and Risks of the California Tax-Exempt Fund

        The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. Private activity revenue bonds are a type of revenue bond whose interest may be tax-exempt, but the interest may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will not invest bonds whose interest is subject to the federal alternative minimum tax.

        The California Tax-Exempt Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as “demand features” or “puts.” The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs), which feature interest rates that float with an index and a “put” feature.

        The California Tax-Exempt Fund will hold only investment grade securities, namely, those that have been rated at the time of purchase in one of the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings Ltd. (“Fitch”), or if unrated, being similar in quality, in the Adviser’s opinion, to securities in one of the top four categories. These are considered “investment grade” securities, although, according to Moody’s, bonds in the fourth-highest category (“Baa”) are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. Attached as Annex A to this Statement of Additional Information is a description of the ratings of Moody’s, Fitch and Standard & Poor’s. The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 15% of its assets may consist of securities that were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

        Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The California Tax-Exempt Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

        Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the California Tax-Exempt Fund will apply to the company the social criteria listed under the “Social Policy” heading in the Fund’s Prospectus.

        In the case of a sports facility, positive benefits might arise from jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases, such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination as to whether a given security meets the Trust’s social criteria.

        As a fundamental policy, with respect to 75% of its net assets, the California Tax-Exempt Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency that issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund.)

        Under normal circumstances, the California Tax-Exempt Fund intends to invest at least 80% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation.

        Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Constitutional Limitations on Taxes, Other Charges and Appropriations

        Current and future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Proposition 13 (limiting ad valorem taxes on real property and restricting local taxing entities’ ability to raise real property taxes) and Proposition 218 (limiting local governments’ ability to impose “property related” fees, assessments and taxes) have constrained local governments’ ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

        Certain California debt obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. Article XIIIA of the California Constitution, enacted by voters in 1978 and commonly known as “Proposition 13,” limits the rate of ad valorem property taxes (property taxes based on the property’s value) to 1% of full cash value of the property and generally restricts the reassessment of property to 2% per year, except in the case of new construction or a change in ownership (subject to a number of exceptions). However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

        In 1986, voters approved Proposition 62, which imposed limits on a locality’s raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

        Article XIIIB of the California Constitution, enacted by voters in 1979 and commonly known as the “Gann Initiative,” subjects state and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of “proceeds of taxes.” Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

        Article XIIIB’s appropriation limitations did not constrain most California governmental entities until the mid and late 1980‘s when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

        In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum state funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

        In June 1990, California voters approved Proposition 111, which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state’s appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other state programs and put pressure on issuers of municipal obligations.

        In November 1996, voters approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

State Financial Condition

        State General Fund revenues are principally derived from California’s personal income tax (54% of total estimated 2007-08 General Fund revenues), sales and use tax (29% of total estimated 2007-08 General Fund revenues) and corporation tax (11% of total estimated 2007-08 General Fund revenues), with the remaining 6% of total estimated 2007-08 General Fund revenues consisting primarily of taxes on insurance premiums, alcoholic beverages and tobacco products. All of these revenue sources can be affected by California’s economic conditions.

        Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California’s state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in State aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers that rely in whole or in part on California state revenues for payment of these obligations. The proportion of California’s General Fund that will be distributed in the future to counties, cities and their various entities is unclear.

Revenues of Health Care Institutions

        Certain California tax-exempt securities may be obligations that are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust

        Some California municipal securities may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)

        Typically, these bonds are secured by land which is undeveloped at the time of the issuance but that is anticipated to be developed within a few years of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt

        “Tax Allocation” bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor’s or Moody’s initially stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since then have only resumed such ratings on a selective basis.

Seismic Activity

        California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.

Orange County Default

        Some local governments in California have experienced notable financial difficulties, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December of 1994, Orange County, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy after discovering that its Treasurer had invested in risky derivative securities, which caused enormous losses to the county’s investment funds. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses that might have an effect on the California Tax-Exempt Fund in that the market value of some municipal securities might drop substantially.

MANAGEMENT

        The Trust’s Board of Trustees decides matters of general policy and supervises the activities of the Adviser, who also serves as the Funds’ “Distributor.” All Trustees serve indefinite terms and they all oversee seven portfolios (funds) in the Parnassus complex, which is comprised of the Funds and the portfolios of the Parnassus Funds. The Trust’s Officers conduct and supervise the daily business operations of the Funds. The Trustees and Officers of the Trust are as follows:

INDEPENDENT TRUSTEES

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
Herbert A. Houston, 63	Trustee	Indefinite	Healthcare consultant and	None	7
Parnassus Investments			owner of several small
One Market		Since 1992 for	businesses; Chief
Steuart Tower #1600		Parnassus	Executive Officer of the
San Francisco, CA 94105		Income Funds	Haight Ashbury Free
Clinics, Inc. 1987-1998.
Since 1998 for
the Parnassus
Funds
Jeanie S. Joe, 59	Trustee	Indefinite	President of Geo/Resource	None	7
Parnassus Investments			Consultants, a
One Market		Since October	geotechnical and
Steuart Tower #1600		2004	evironmental consulting
San Francisco, CA 94105			firm, since 1995;
director and secretary of
Telecommunication
Consumer Protection Fund
Corporation.
Donald V. Potter, 61	Trustee	Indefinite	President and owner of	None	7
Parnassus Investments			Windermere Associates, a
One Market		Since 2002	consulting firm
Steuart Tower #1600			specializing in business
San Francisco, CA 94105			strategy, since 1984.

“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act.

INTERESTED TRUSTEE

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
Jerome L. Dodson, 63 *	President and	Indefinite	President and Trustee of	None	7
Parnassus Investments	Trustee		the Parnassus Funds and
One Market		Since 1992	Parnassus Income Funds
Steuart Tower #1600		for Parnassus	since their inceptions;
San Francisco, CA 94105		Income Funds	President and Director of
Parnassus Investments
		Since 1984	since June of 1984.
for the
Parnassus
Funds

OFFICERS (other than Jerome L. Dodson)

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Todd C. Ahlsten, 35	Vice President	Indefinite	Portfolio manager of the Equity Income Fund and the
One Market			Fixed-Income Fund since 2001. Financial Analyst and
Steuart Tower #1600		Since 2001	Director of Research at Parnassus Investments since 1995.
San Francisco, CA 94105
Stephen J. Dodson, 29 *	Vice President	Indefinite	Executive Vice President and Chief Operating Officer with
One Market	and Assistant		Parnassus Investments since 2002. Associate with Advent
Steuart Tower #1600	Secretary	Since 2002	International, a venture capital firm from 2001 to 2002.
San Francisco, CA 94105			Financial Analyst with Morgan Stanley from 1999 to 2001.
Debra A. Early, 42	Chief	Indefinite	Principal Accounting Officer of Parnassus Funds and
One Market	Compliance		Parnassus Income Funds since December 2004 and Chief
Steuart Tower #1600	Officer and	Since	Compliance Officer since July 2005. Vice President and
San Francisco, CA 94105	Principal	December 2004	Chief Financial Officer of Parnassus Investments since
	Accounting		December 2004. Senior Manager at PricewaterhouseCoopers
	Officer		LLP from 1992 to 2004.
Marc C. Mahon, 29	Treasurer	Indefinite	Treasurer of Parnassus Funds and Parnassus Income Funds
One Market			since March 2007. Accounting Manager of Parnassus Funds
Steuart Tower #1600		Since March	and Parnassus Income Funds since July 2004. Senior
San Francisco, CA 94105		2007	accountant with Paul Capital Partners from 2003 to 2004 and
Fremont Investment Advisors from 2001 to 2003.
Richard D. Silberman, 69	Secretary	Indefinite	Retired business lawyer.
1431 Grant Street
Berkeley, CA 94703		Since 1986

*	Jerome L. Dodson is an “interested” Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Adviser. Jerome L. Dodson is the father of Stephen J. Dodson, the Vice President and Assistant Secretary of the Funds.

        The Trust pays each of its Trustees who is not affiliated with the Adviser annual fees of $25,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds and the portfolios of Parnassus Funds comprise a “family of investment companies.” The Trust has no retirement or pension plan for its Trustees.

        The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the “Fund Complex”) for the calendar year ended December 31, 2006.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston	$19,186	None	$25,000
Donald V. Potter	$19,186	None	$25,000
Jeanie S. Joe	$19,186	None	$25,000
(1)	Trustees who are interested do not receive compensation from the Trust.

        The following table sets forth the dollar range of shares of the portfolios of the Trust and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2006, which is also the valuation date:

Name	Equity Income	Fixed-Income	California Tax- Exempt	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	$1-$10,000	$10,001-$50,000	Over $100,000
Independent Trustees
H. Houston	Over $100,000	None	None	Over $100,000
D. Potter	$10,001-$50,000	None	None	$10,001-$50,000
J. Joe	$1-$10,000	None	None	$1-$10,000

Code of Ethics

        Both the Parnassus Income Funds and the Parnassus Funds have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments is also subject to this code. The code allows personnel subject to it to invest in securities with pre-clearance subject to certain restrictions. They may also invest in securities held by the Funds or the portfolios of the Parnassus Funds, but they cannot trade in those securities during the blackout period which is five days before and five days after any of the Funds or the portfolios of the Parnassus Funds trades in that security or considers a trade in that security.

Proxy Voting

        Proxy voting policies and procedures for the portfolios of the Parnassus Equity Income Fund and the Parnassus Funds are included as Annex B attached to this Statement of Additional Information. The actual voting records for the Parnassus Equity Income Fund and the portfolios of the Parnassus Funds are available on the Parnassus website (www.parnassus.com) and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Parnassus website gives the votes in real time (namely, immediately after a vote has been cast).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of March 31, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned 55.26% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 15.47% of the Parnassus Equity Income Fund – Investor Shares, but they owned the shares of record and beneficial ownership belonged to others.

        As of March 31, 2007, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned 5.78% and National Investor, 55 Water St. 32nd Floor, New York, NY 10041 owned 13.37% of the Parnassus Equity Income Fund – Institutional Shares, but they owned the shares of record and beneficial ownership belonged to others. City of Evanston Fire Pension Fund, 2100 Ridge Ave 4th Floor, Evanston, IL 60201 owned 6.04% and Elk Grove Fire Pension Fund, 901 Wellington Ave., Elk Grove Village, IL 60007 owned 7.06% of the Parnassus Equity Income Fund – Institutional Shares of record.

        As of March 31, 2007, Charles Schwab & Co. owned 24.45% and National Financial Services Corp. owned 14.67% of the Parnassus Fixed-Income Fund of record, but beneficial ownership belonged to others.

        As of March 31, 2007, Charles Schwab & Co. owned 39.36% and National Financial Services Corp. owned 5.60% of the Parnassus California Tax-Exempt Fund of record, but beneficial interest belonged to others.

        As of March 31, 2007, the Trustees and Officers as a group owned less than 1% of the Equity Income Fund – Investor Shares, the Equity Income Fund – Institutional Shares, the Fixed-Income Fund and the California Tax-Exempt Fund.

STANDING AUDIT COMMITTEE

        The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The function of the Audit Committee and the Board of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The registered independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2006.

THE ADVISER

        Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments and pays the salaries and fees of all Officers and all Trustees of the Trust who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Board of Trustees.

        Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

        Jerome L. Dodson, President of the Trust, owns the majority of the stock of the Adviser and, thus, can be considered the “control person” of the Adviser.

        For its services, the Funds, under the Agreement, pay the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2004, 2005 and 2006, Parnassus Investments received the following sums under the Agreement from the following funds: $4,860,166 in 2004, $6,202,047 in 2005 and $5,537,370 in 2006, for the Equity Income Fund; $182,102 in 2004, $205,770 in 2005 and $261,369 in 2006 for the Fixed-Income Fund; and $126,605 in 2004, $115,828 in 2005 and $96,689 in 2006 for the California Tax-Exempt Fund.

        Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Equity Income Fund Investor Class; 0.78% of net assets for the Equity Income Fund Institutional Class; 0.87% of net assets for the Fixed-Income Fund; and 0.75% of net assets for the California Tax-Exempt Fund. This limitation continues until May 1, 2008. The computation of advisory fees is based on the average daily net assets for class of shares in each fund independently.

        As the Distributor, Parnassus Investments makes a continuous offering of the Funds’ shares.

        Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Equity Income Institutional Shares are not subject to any service fees pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of fund shares. For 2006, the Equity Income Fund – Investor Shares, the Fixed-Income Fund and the California Tax-Exempt Fund paid service providers the following amounts: $1,581,114, $49,464 and $22,547, respectively.

        In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funs and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

        Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily net asset values. As fund accountant and fund administrator, Parnassus Investments received the following amounts from the Equity Income Fund for 2004, 2005 and 2006, respectively: $405,688, $651,340 and $594,467; from the Fixed-Income Fund for 2004, 2005 and 2006, respectively: $20,433, $28,396 and $36,919; and from the California Tax-Exempt Fund for 2004, 2005 and 2006, respectively: $14,399, $15,990 and $13,659.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

        The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research, which the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

        Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

        During 2006, the Equity Income Fund paid $143,750 to Prudential Securities and $51,488 to Citigroup Global Markets in brokerage commissions under “soft dollar” agreements, whereby these firms would provide research services and brokerage to the Equity Income Fund.

        In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

        During 2004, 2005 and 2006, the Equity Income Fund paid $1,560,299, $1,977,577 and $1,719,190, respectively, in brokerage commissions. Of these amounts, the following was paid in conjunction with brokerage and research services: $1,057,821 in 2004, $1,409,740 in 2005 and $1,358,124 in 2006. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 2004, 2005 or 2006 since these Funds buy their securities on a “net” basis that includes the dealer mark-up.

        Parnassus Investments has clients other than Parnassus Income Funds that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

Third Party Arrangements

        The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Funds or shareholder servicing. For example the Adviser may pay additional compensation for the purpose of providing services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services and marketing support. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.

PORTFOLIO MANAGERS

        The sole investment adviser to the Funds is Parnassus Investments. As of December 31, 2006, the portfolio managers to the Funds, Todd C. Ahlsten and Benjamin E. Allen, do not have responsibility for the day-to-day management of accounts other than the Funds.

        The portfolio managers of the Adviser, including the portfolio managers to the Funds, Todd C. Ahlsten and Benjamin E. Allen, may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2006.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Todd C. Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus
Investments determines Todd C. Ahlsten’s
salary on an annual basis, and it is a fixed
amount throughout the year. It is not based
on the performance of the Funds or on the
value of the assets held in the Funds’
portfolios. Todd C. Ahlsten may also earn
compensation based on the profitability of
Parnassus Investments through ownership
interest in Parnassus Investments.
	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he
may receive a bonus based on the pre-tax
performance of the Equity Income Fund over
multiple years versus the S&P 500 Index and
the pre-tax performance of the Fixed-Income
Fund over multiple years versus the Lipper
A-Rated Fund Average.
	Director of Research	Parnassus Investments	In Todd C. Ahlsten’s role as the director of
	Bonus		research for Parnassus Investments, he is
eligible to receive a bonus based on his
management of the research department,
including developing and recruiting the
research staff, managing the intern program
and conducting investment research. The
management of Parnassus Investments
determines the amount, which is variable.
	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain
percentage of its pre-tax earnings to all
full-time employees and owners. As an
eligible employee and owner, Todd C. Ahlsten
receives profit sharing based on a percentage
of his salary and ownership.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Benjamin E. Allen	Salary	Parnassus Investments	The board of directors of Parnassus
Investments determines Benjamin E. Allen’s
salary on an annual basis, and it is a fixed
amount throughout the year. It is not based
on the performance of the Funds or on the
value of the assets held in the Funds’
portfolios.
	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation,
he may receive a bonus based on the pre-tax
performance of the California Tax-Exempt Fund
over multiple years versus the Lipper
California Tax-Exempt Fund Average and the
pre-tax performance of the Fixed-Income Fund
over multiple years versus the Lipper A-Rated
Fund Average.
	Research Bonus	Parnassus Investments	In Benjamin E. Allen’s role as senior
research analyst for Parnassus Investments,
he is eligible to receive a bonus based on
his conducting investment research. The
management of Parnassus Investments
determines the amount, which is variable.
	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain
percentage of its pre-tax earnings to all
full-time employees. As an eligible employee,
Benjamin E. Allen receives a bonus based on a
percentage of his salary.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers are set forth below:

Fund	Dollar Range of Shares of Todd C. Ahlsten	Dollar Range of Shares of Benjamin E. Allen
Equity Income Fund	$500,001-$1,000,000	NA
Fixed Income Fund	$10,001-$50,000	NA
California tax-exempt	NA	$1-$10,000

NET ASSET VALUE

        The net asset values of the Funds’ shares are ordinarily computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 pm, New York time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect its net asset value. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        In determining the net asset value of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

        Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

DISTRIBUTIONS AND TAXES

        By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of each Fund would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from each Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

GENERAL

        The Trust was organized as a Massachusetts business trust on August 8, 1990, and prior to February 11, 2005, was known as The Parnassus Income Trust. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund’s shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust’s outstanding shares. Prior to February 11, 2005, Parnassus Income Funds was known as The Parnassus Income Trust.

        The Fund’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each Fund other than the Equity Income Fund has only one class of shares. The Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share of that class. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust’s liquidation, all shareholders of the Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

        The Equity Income Investor Shares and Institutional Shares represent an interest in the same assets of the Equity Income Fund, have the same rights and are identical in all material respects except that (1) Investor Shares bear annual service fees pursuant to the Servicing Plan and Institutional Shares are not subject to such fees; (2) Institutional Shares are available only to shareholders who invest directly in the Equity Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Equity Income Fund or the Adviser; and (3) that the Board of Directors may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the Equity Income Fund.

        The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

        The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust’s independent registered public accounting firm.

        State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds.

        Parnassus Investments, One Market–Steuart Tower #1600, San Francisco, California 94105, is the Trust’s transfer agent and accounting agent. Jerome L. Dodson, the Trust’s President, is the majority stockholder of Parnassus Investments.

FINANCIAL STATEMENTS

        The Trust’s audited financial statements for the fiscal year ended December 31, 2006, are incorporated in this Statement of Additional Information by reference to the Trust’s Annual Report to shareholders dated December 31, 2006. A copy of the Annual Report, which contains the Trust’s audited financial statements for the year ended December 31, 2006, may be obtained free of charge by writing or calling the Trust.

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

        Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

        A Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

        Baa Bond,s which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

        Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”):

AAA

        An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

MUNICIPAL BOND RATINGS

Moody’s:

        Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds that are rated A possess many favorable investment attributes and are to be considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

        Baa Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

        Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s

AAA

        An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-)

        The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd

        The following ratings scale applies to foreign currency and local currency ratings.

AAA

        Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

        Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

        High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than in the case of higher ratings.

BBB

        Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Such suffixes are not added to the ‘AAA’ rating category.

ANNEX B

Parnassus Investments Proxy Voting Policies and Procedures

        Parnassus Investments manages the portfolios of Parnassus Funds and the Parnassus Equity-Income Fund, a portfolio of Parnassus Income Funds (collectively, “the Funds”). The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. The Funds seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but we will make value judgments in deciding which companies best meet the criteria. One of the Funds’ essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.

        Parnassus Investments is the investment adviser only for mutual funds – not any other entities – so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.

        The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds. We do not delegate our proxy voting authority or rely on third party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, we may deviate somewhat from these guidelines when voting shares held by the Funds.

Social and Corporate Responsibility

Environment

•	We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.
•	We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•	We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•	We will generally vote for resolutions that seek information on a company’s animal testing, that request management to develop viable alternatives to animal testing and that call for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make a company a good corporate citizen that shows sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote forresolutions that ensure a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.
•	We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.
•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.
•	We will vote for the establishment of a reasonable retirement age for Directors.
•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.
•	We will vote for increased diversity on Boards, including qualified women and ethnic minorities.
•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Registered Public Accounting Firm

•	Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote againstresolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	The Funds will vote forproposals to allow shareholders space in proxy statements to state their views on contested issues.
•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.
•	We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote againstseverance that exceeds 2.5 times annual salary and bonus.
•	We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.
•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.
•	We will vote for the use of performance-based stock options that tie executive compensation more closely to company performance.
•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.
•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. We will vote against proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.
•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.
•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.